Our Mission & Vision 3Q Supplemental Presentation August 28, 2018

Forward-looking Statements Certain statements and information in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “plan,” “intend,” “foresee,” “guidance,” “potential,” “expect,” “should,” “will” “continue,”Our“could,” Mission“estimate,” “forecast,” &“goal,” Vision“may,” “objective,” “predict,” “projection,” or similar expressions are intended to identify forward- looking statements (including those contained in certain visual depictions) in this presentation. These forward-looking statements reflect the Company's current expectations and/or beliefs concerning future events. The Company believes the information, estimates, forecasts and assumptions on which these statements are based are current, reasonable and complete. Our expectations with respect to the fourth quarter of fiscal 2018 that are contained in this presentation are forward looking statements based on management’s best estimates as of the date of this presentation with respect to future results. However, the forward-looking statements in this presentation are subject to a number of risks and uncertainties that may cause the Company's actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially include, but are not limited to, risks and uncertainties relating to the pending merger pursuant to which Ply Gem Parent, LLC will be merged into the Company with the Company continuing in existence as a Delaware corporation (the “Merger”), including the possibility that the Merger does not close when expected or at all because the conditions to closing are not satisfied on a timely basis or at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger; diversion of management’s attention from ongoing business operations and opportunities as a result of the pending Merger; our ability to secure stockholder and regulatory approvals for the Merger in a timely manner or on the terms desired or anticipated; retention and replacement of key personnel in connection with the pendency of the Merger; industry cyclicality and seasonality and adverse weather conditions; challenging economic conditions affecting the nonresidential construction industry; volatility in the U.S. economy and abroad, generally, and in the credit markets; substantial indebtedness and our ability to incur substantially more indebtedness; our ability to generate significant cash flow required to service or refinance our existing debt and obtain future financing; our ability to comply with the financial tests and covenants in our existing and future debt obligations; operational limitations or restrictions in connection with our debt; increases in interest rates; recognition of asset impairment charges; commodity price increases and/or limited availability of raw materials, including steel; our ability to make strategic acquisitions accretive to earnings; retention and replacement key personnel; our ability to carry out our restructuring plans and to fully realize the expected cost savings; enforcement and obsolescence of intellectual property rights; fluctuations in customer demand; costs related to environmental clean-ups and liabilities; competitive activity and pricing pressure; increases in energy prices; volatility of the Company's stock price; dilutive effect on the Company's common stockholders of potential future sales of the Company's common stock held by our sponsor; substantial governance and other rights held by our sponsor; breaches of our information system security measures and damage to our major information management systems; hazards that may cause personal injury or property damage, thereby subjecting us to liabilities and possible losses, which may not be covered by insurance; changes in laws or regulations, including the Dodd–Frank Act; the timing and amount of our stock repurchases; and costs and other effects of legal and administrative proceedings, settlements, investigations, claims and other matters. See also the “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended October 29, 2017, and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission, which identify other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements, whether as a result of new information, future events, or otherwise. 2

3Q 2018 Financial Overview (Page 1 of 2) Our. Sales Mission were $548.5 million, & Vision an increase of $79.1 million or 16.9% from $469.4 million in the prior year’s third quarter • Revenues for the quarter benefited from continued commercial discipline in the pass- through of higher material costs across the segments, combined with volume growth in both the Engineered Building Systems and Metal Components segments . Gross profit margins for the quarter were 24.3% compared to 24.5% in the prior year period and up 150 basis points sequentially from the second quarter of 2018. • Gross margins were lower primarily as a result of the product mix in the Insulated Metal Panels (“IMP”) segment during the period compared to the third quarter of fiscal 2017 that had a larger amount of higher margin architectural products shipped during the period . Engineering, selling, general and administrative (“ESG&A”) costs increased to $79.0 million (14.4% of sales) from $76.3 million (16.3% of sales) in the prior year’s third quarter, primarily in support of increased sales volumes . Operating income was $54.5 million, compared to $34.1 million in the prior year period • The third quarter of fiscal 2018 included a $4.7 million gain on insurance recovery and $3.6 million of acquisition related costs in conjunction with the Ply Gem merger 3

3Q 2018 Financial Overview (Page 2 of 2) Our. Adjusted Mission Operating & Income Vision(1) was $52.0 million, compared to $36.5 million in the prior year’s third quarter . Net income applicable to common shares was $35.8 million, or $0.54 per diluted common share this quarter compared to net income of $18.1 million, or $0.25 per diluted common share in the third quarter of fiscal 2017. On an adjusted basis(1), diluted earnings were $0.51 per share this quarter compared to $0.27 in the prior year’s third quarter . Adjusted EBITDA (1) was $63.3 million compared to $50.4 million in the prior year’s third period . Consolidated backlog grew 12.1% year-over-year to $650.9 million (1) Reconciliations of non-GAAP financial measures to the nearest GAAP measure are included in the Company’s financial tables beginning on Slide 17 4

3Q 2018 Operational Overview Our. Commercial Mission & Vision • Backlog in the Engineered Building Systems segment at the end of the quarter was $431.1 million, an increased of 14.4% over the prior year’s third quarter and a 2.3% increase over the sequential quarter • Engineered Building Systems maintained strong commercial discipline as operating income margin increased 280 basis points year-over-year, despite rising steel and other input costs • Third quarter 2018 sales of IMP and commercial doors through internal sales channels each increased by more than 25% year-over-year. Total door sales, inclusive of both internal and external sales, increased 29% year-over-year . Steel Costs • Steel costs continue to be elevated and recent announcements regarding possible tariffs is likely to lead to continued price increases • The Company has successfully navigated similar steel price increases in fiscal 2002, 2004 and 2008 . Manufacturing • Higher volumes led to better manufacturing leverage and utilization rates during the third quarter 5

3Q 2018 Segment Overview (1) . Engineered Building Systems Our• MissionTotal sales increased & 19.9% Vision to $230.1 million from $191.9 million in the prior year period, primarily as a result of commercial discipline passing through higher input costs, as well as higher tonnage volumes • Operating margin improved to 10.6% in the quarter as a result of better leverage of ESG&A costs from the prior period restructuring and the efficient pass-through of higher input costs . Metal Components • Total sales grew 12.1% to $186.4 million from $166.3 million in the prior year period, primarily as a result of higher external volumes and the disciplined pass-through of increasing input costs • Operating margins improved to 15.4% in the quarter, as a result of improved operating leverage on higher volumes . Insulated Metal Panels (IMP) • Total sales increased 11.7% to $133.7 million from $119.7 million in the prior year period, primarily as a result of an increase in demand for the products primarily in the cold storage and Commercial & Industrial end markets • Operating margins increased to 13.4% primarily due to two one-time gains including a $4.7 million insurance recovery and a $1.0 million on the divestiture of a non-strategic product line within the segment. Excluding these gains and other one-time items from the prior year, operating margins decreased approximately 70 basis points as a result of a shift in product mix . Metal Coil Coating • Total sales were $116.4 million, an increase of 22.2%, from $95.3 million in the prior year period as a result of the higher internal requirements and improved performance in the CENTRIA coating business • Operating margins improved as a result of better manufacturing efficiencies from higher volumes and commercial discipline across the business segment (1) Segment revenue includes intersegment sales 6

3Q 2018 Financial Summary Our Mission & Vision (Dollars in millions, except per share amounts) Fiscal Three Months Ended Fiscal Nine Months Ended July 29, July 30, July 29, July 30, 2018 2017 % Chg. 2018 2017 % Chg. Sales $ 548.5 $ 469.4 16.9% $ 1,426.9 $ 1,281.6 11.3% Gross Profit $ 133.4 $ 115.0 16.0% $ 329.4 $ 299.8 9.9% Gross Profit Margin 24.3% 24.5% -0.8% 23.1% 23.4% -1.3% Income from Operations $ 54.5 $ 34.1 59.8% $ 86.4 $ 76.5 12.9% Net Income $ 36.0 $ 18.2 97.5% $ 35.6 $ 37.2 -4.5% Diluted EPS $ 0.54 $ 0.25 116.0% $ 0.53 $ 0.52 1.9% Adjusted Operating Income1 $ 52.0 $ 36.5 42.4% $ 98.5 $ 72.6 35.7% Adjusted EBITDA1 $ 63.3 $ 50.4 25.6% $ 135.8 $ 113.5 19.6% 1 Adjusted Diluted EPS $ 0.51 $ 0.27 88.9% $ 0.90 $ 0.48 87.5% (1) Reconciliations of non-GAAP financial measures to the nearest GAAP measure are included in the Company’s financial tables beginning on Slide 17 7

3Q 2018 Revenues and Volumes – by Segment ($ in millions) EngineeredOur Building Mission Systems &Metal Vision Components Insulated Metal Panels Metal Coil Coating % Vol. % Vol. % Vol. 1 1 1 3Q-'18 3Q-'17 % Chg. Chg. 3Q-'18 3Q-'17 % Chg. Chg. 3Q-'18 3Q-'17 % Chg. 3Q-'18 3Q-'17 % Chg. Chg. Third-Party $ 218.6 $ 182.2 20.0% 8.2% Third-Party $ 165.7 $ 140.6 17.8% 7.0% Third-Party $ 106.6 $ 98.0 8.8% Third-Party $ 57.6 $ 48.6 18.6% -16.0% Internal 11.5 9.7 17.8% 8.3% Internal 20.7 25.7 -19.3% -21.6% Internal 27.1 21.7 25.0% Internal 58.8 46.7 26.0% 9.0% Total Sales $ 230.1 $ 191.9 19.9% 8.2% Total Sales $ 186.4 $ 166.3 12.1% 1.0% Total Sales $ 133.7 $ 119.7 11.7% Total Sales $ 116.4 $ 95.3 22.2% -4.5% Engineered Building Metal Components Insulated Metal Panels Metal Coil Coating Systems $250.0 $200.0 $160.0 $140.0 $180.0 $140.0 $120.0 $200.0 $160.0 $120.0 $140.0 $100.0 $100.0 $150.0 $120.0 $80.0 $100.0 $80.0 $60.0 $100.0 $80.0 $60.0 $60.0 $40.0 $40.0 $50.0 $40.0 $20.0 $20.0 $20.0 $- $- $- $- 3Q-'18 3Q-'17 3Q-'18 3Q-'17 3Q-'18 3Q-'17 3Q-'18 3Q-'17 Third-Party Internal Third-Party Internal Third-Party Internal Third-Party Internal Consolidated 3rd Party Revenue Consolidated 3rd Party Revenue 3Q 2018 3Q 2017 Metal Coil Metal Coil Coating Coating 11% 10% Insulated Metal Panels Insulated 19% Metal Panels 21% Metal Engineered Building Engineered Building Metal Components Systems Systems Components 30% 39% 40% 30% (1) Calculated as the year-over-year change in the tonnage volumes shipped. 8

3Q 2018 Business Segment Results (Dollars in millions) Third Party Sales Operating Income Our $54.5 Mission & Vision$548.5 $469.4 $34.1 $28.7 $24.3 $218.6 $23.3 $182.2 $165.7 $17.9 $140.6 $14.9 $106.6 $11.5 $98.0 $9.1 $7.1 $48.6 $57.6 Buildings Components IMP Coatings Consolidated Buildings Components IMP Coatings Consolidated 2017 Adjusted Operating Income(1) Adjusted EBITDA(1) 2018 $63.3 $52.0 $50.4 $36.5 $28.7 $30.1 $23.8 $23.2 $25.6 $24.5 $15.9 $19.4 $16.0 $16.4 $11.7 $12.1 $11.2 $9.1 $9.2 $7.1 Buildings Components IMP Coatings Consolidated Buildings Components IMP Coatings Consolidated (1) Reconciliations of non-GAAP financial measures to the nearest GAAP measure are included in the Company’s financial tables beginning on Slide 17 9

Gross Margin Reconciliation OurGross Mission Margin 3Q 2017 & Vision 24.5% Commercial sales discipline 0.40% Manufacturing utilization 0.20% Product Mix, IMP (0.50%) Freight (0.30%) Gross Margin 3Q 2018 24.3% Note: Basis point attributions in the above tables are approximate . For the third quarter, gross profit was $133.4 million, compared to $115.0 million in the third quarter of fiscal 2017 . Favorable commercial sales discipline was executed across all the business segments . Product mix in the IMP segment was affected by lower quantities of higher margin architectural panels being shipped compared to the prior year period . The reduction in year-over-year freight recovery has been driven mostly by a shift in product mix, with a moderate decrease in load size. The IMP segment’s freight recovery rates remain lower than prior year, however are improving with the implementation of enhanced pricing initiatives 10

3Q 2018 Net Income and Adjusted EBITDA Net Income: OurNet income Mission was $36.0 million & in Vision the third quarter of fiscal 2018, compared to net income of $18.2 million in the prior year’s third quarter Adjusted EBITDA(1): (Dollars in millions) $80.0 $12.7 $70.0 $63.3 $(1.5) $60.0 $5.5 $(3.8) $50.4 $50.0 $40.0 $30.0 $20.0 $10.0 $- Adjusted EBITDA 3Q Volume Product Mix and ESG&A Costs Net Other Adjusted EBITDA 3Q 2017 Commercial Discipline 2018 (1) Reconciliations of non-GAAP financial measures to the nearest GAAP measure are included in the Company’s financial tables beginning on Slide 17 11

3Q 2018 Cash Flow Summary (Dollars in thousands) CashOurand Mission Cash Equivalents, & asVision of 3Q 2018 2Q 2018 1Q 2018 4Q 2017 3Q 2017 Beginning balance $ 35,335 $ 12,420 $ 65,658 $ 45,923 $ 49,682 Cash provided by (used in) operating activities 16,922 46,566 (6,580) 63,277 (7,294) Cash provided by (used in) investing activities (6,580) (12,774) (5,860) (5,781) 4,100 Cash provided by (used in) financing activities (2,287) (10,616) (41,035) (37,622) (961) Exchange rate effects (68) (261) 237 (139) 396 Ending balance $ 43,322 $ 35,335 $ 12,420 $ 65,658 $ 45,923 . Investing Activities • Includes capital expenditures spend offset by gains on the sale of a plant, the insurance recovery and the divestiture of a non-strategic product line within the IMP segment 12

3Q 2018 Results Compared to Guidance Range Our($ inMissionmillions) & Vision Low High 3Q Actuals Sales $525.0 $545.0 $548.5 Gross Profit Margin 23.3% 25.5% 24.3% ESG&A Expenses $77.0 $82.0 $79.0 Intangible Asset Amortization $2.3 $2.5 $2.4 Total Depreciation & Amortization $10.0 $10.5 $10.2 (inclusive of Intangible amortization above) Interest Expense $4.7 $5.2 $4.6 Effective Tax Rate 25.5% 27.5% 28.1% Adjusted EBITDA (1) $56.0 $66.0 $63.3 . Sales and Adjusted EBITDA for the third quarter reflect strong commercial discipline across the business segments in the pass-through of higher input costs . Gross profit margins were lower year-over-year, primarily as a result of a change in product mix in the IMP segment . The effective tax rate during the quarter was affected by two non-recurring items (1) Reconciliations of non-GAAP financial measures to the nearest GAAP measure are included in the Company’s financial tables beginning on Slide 17 13

4Q 2018 Guidance (1) 4Q Range ($ in million) Our Mission & Vision Low High Sales $550.0 $570.0 Gross Profit Margin 23.0% 25.5% ESG&A Expenses $78.0 $83.0 Intangible Asset Amortization $2.3 $2.5 Total Depreciation & Amortization $9.0 $11.0 (inclusive of Intangible Asset Amortization above) Interest Expense $5.3 $5.8 Effective Tax Rate 25.5% 27.5% Adjusted EBITDA $60.0 $70.0 . Guidance for ESG&A excludes the amortization of intangible assets, which is shown as a separate line item above . Total Depreciation & Amortization includes the intangible amortization and is reported on the Company’s Statements of Operations within Cost of Goods Sold, ESG&A Expense and Intangible Asset Amortization . Weighted average diluted common shares is expected to be 66.5 million for 4Q 2018 (2) . Total capital expenditures for fiscal 2018 are expected to be in the range of $45.0 million to $55.0 million. Year-to-date spend, as of end of the third quarter 2018, was $34.9 million (1) See “Forward Looking Statements” on Slide 2 14 (2) Does not reflect any shares that would be issued in the proposed merger with Ply Gem, which is currently expected to close in the fourth calendar quarter of 2018

NCI and Ply Gem Proposed Merger Combining to Create Leading North American Exterior Building Products Platform Our Mission & Vision . On July 17, 2018, NCI entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ply Gem Parent, LLC (“Ply Gem”), and for certain limited purposes set forth in the Merger Agreement, Clayton, Dubilier & Rice, LLC (the “Sponsor”) . Pursuant to the terms of the Merger Agreement, at the closing of the merger, Ply Gem will be merged with and into the Company with the Company continuing its existence as a Delaware corporation (the “Merger”). At the closing of the Merger, all of Ply Gem’s equity interests (the “Ply Gem LLC Interests”) as of immediately prior to the Closing will be converted into the right of the holders of the Ply Gem LLC Interests (the “Ply Gem Holders”) to receive, in the aggregate with respect to all such Ply Gem LLC Interests, 58.7 million shares of NCI common stock, par value $0.01 per share (“Common Stock”) (collectively, the “Aggregate Merger Consideration”), with each Ply Gem Holder being entitled to receive its pro rata share of the Aggregate Merger Consideration. The shares of the Common Stock outstanding before the Merger will remain outstanding after the Merger closes . A preliminary proxy detailing the transaction was filed with the Securities and Exchange Commission on August 9, 2018 . Investor presentations providing additional information on key performance metrics of the merger, including pro forma revenue and EBITDA expectations, cost initiatives and synergies, de-levering and multiples are available on NCI’s website at http://www.ncibuildingsystems.com/investors_presentations.html . The parties expect the Merger to close in the fourth calendar quarter of 2018, subject to approval by NCI shareholders and other customary conditions, including regulatory approvals 15

Ply Gem Announces Agreement to Acquire the Silver Line Vinyl Window and Door Division from Andersen Corporation Our. Strategically Mission compelling & and Vision value-enhancing transaction for the Silver Line vinyl window and patio door division • Creates a more comprehensive and balanced portfolio across residential vinyl windows and doors that serves both the repair and remodeling and new construction segments • Highly respected brands including Silver Line and American Craftsman (sold exclusively through Home Depot) • $440 million in revenue – expands Ply Gem’s U.S. Windows revenues from $1,241 million to $1,681 million and reinforces leadership position(1) • Representative of the broader universe of value-creating expansion opportunities available . Financially attractive for the proposed combination of NCI and Ply Gem • Acquisition price of $190 million • Based upon 2018E Adjusted EBITDA and giving effect to anticipated cost savings and synergies, the transaction is expected to result in a purchase price multiple of 4.4x and will have a neutral impact on the leverage ratio of the pro forma NCI and Ply Gem combination . The transaction is expected to close by early in the fourth calendar quarter of 2018, subject to regulatory review and approval (1) Based on 2017 figures 16

Reconciliation of Net Income and Adjusted Net Income per Diluted Common Share (Dollars in thousands, except per share amounts) Our Mission & Vision Fiscal Three Months Ended Fiscal Nine Months Ended July 29, July 30, July 29, July 30, 2018 2017 2018 2017 Net income per diluted common share, GAAP basis $ 0.54 $ 0.25 $ 0.53 $ 0.52 Loss on extinguishment of debt - - 0.33 - (Gain) loss on disposition of business (0.02) - 0.09 - Restructuring and impairment charges, net (0.01) 0.01 0.01 0.05 Strategic development and acquisition related costs 0.06 0.02 0.08 0.02 Acceleration of CEO retirement benefits - - 0.07 - Gain on insurance recovery (0.07) 0.00 (0.07) (0.14) Other, net - 0.00 0.00 0.01 (1) Tax effect of applicable non-GAAP adjustments 0.01 (0.01) (0.14) 0.02 (2) Adjusted net income per diluted common share $ 0.51 $ 0.27 $ 0.90 $ 0.48 Fiscal Three Months Ended Fiscal Nine Months Ended July 29, July 30, July 29, July 30, 2018 2017 2018 2017 Net income applicable to common shares, GAAP basis $ 35,765 $ 18,119 $ 35,303 $ 36,994 Loss on extinguishment of debt - - 21,875 - (Gain) loss on disposition of business (1,013) - 5,673 - Restructuring and impairment charges, net (439) 1,009 1,143 3,587 Strategic development and acquisition related costs 3,642 1,297 5,503 1,778 Acceleration of CEO retirement benefits - - 4,600 - Gain on insurance recovery (4,741) (148) (4,741) (9,749) Other, net - 235 (323) 563 Tax effect of applicable non-GAAP adjustments (1) 696 (933) (9,296) 1,490 (2) Adjusted net income applicable to common shares $ 33,910 $ 19,579 $ 59,737 $ 34,663 #DIV/0! #DIV/0! (1) The Company calculated the tax effect of non-GAAP adjustments by applying the applicable statutory tax rate for the period to each applicable non-GAAP item. (2) The Company discloses a tabular comparison of Adjusted net income per diluted common share and Adjusted net income applicable to common shares, which are non-GAAP measures, because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. Adjusted net income per diluted common share and Adjusted net income applicable to common shares should not be considered in isolation or as a substitute for net income per diluted common share and net income applicable to common shares as reported on the face of our consolidated statements of operations. 17

Business Segments (Page 1 of 2) (Dollars in thousands) Our Mission Fiscal& Three Vision Months Ended Fiscal Nine Months Ended July 29, July 30, July 29, July 30, 2018 2017 2018 2017 % of % of % % of % of Total Total Chang Total Total % Sales Sales e Sales Sales Change Total Sales Engineered Building Systems $ 230,098 35 $ 191,910 33 19.9% $ 554,302 32 $ 505,797 33 9.6% Metal Components 186,421 28 166,305 29 12.1% 501,709 29 455,373 29 10.2% Insulated Metal Panels 133,740 20 119,730 21 11.7% 357,947 21 317,862 21 12.6% Metal Coil Coating 116,440 17 95,261 17 22.2% 299,973 18 270,330 17 11.0% Total sales 666,699 100 573,206 100 16.3% 1,713,931 100 1,549,362 100 10.6% Less: Intersegment sales (118,174) 18 (103,821) 18 13.8% (286,988) 17 (267,810) 17 7.2% Total net sales $ 548,525 82 $ 469,385 82 16.9% $ 1,426,943 83 $ 1,281,552 83 11.3% % of % of % of % of External Sales Sales Sales Sales Sales Engineered Building Systems $ 218,614 40 $ 182,164 39 20.0% $ 524,038 37 $ 481,641 38 8.8% Metal Components 165,697 30 140,639 30 17.8% 440,886 31 389,486 30 13.2% Insulated Metal Panels 106,605 19 98,026 21 8.8% 303,910 21 267,240 21 13.7% Metal Coil Coating 57,609 11 48,556 10 18.6% 158,109 11 143,185 11 10.4% Total extermal sales $ 548,525 100 $ 469,385 100 16.9% $ 1,426,943 100 $ 1,281,552 100 11.3% % of % of % of % of Operating Income Sales Sales Sales Sales Engineered Building Systems $ 24,296 11 $ 14,948 8 62.5% $ 41,830 8 $ 28,345 6 47.6% Metal Components 28,688 15 23,276 14 23.3% 67,859 14 55,649 12 21.9% Insulated Metal Panels 17,859 13 11,468 10 55.7% 26,470 7 33,037 10 -19.9% Metal Coil Coating 9,121 8 7,107 7 28.3% 21,626 7 20,040 7 7.9% Corporate (25,463) - (22,702) - 12.2% (71,430) - (60,616) - 17.8% Total operating income $ 54,501 10 $ 34,097 7 59.8% $ 86,355 6 $ 76,455 6 12.9% 18

Business Segments (Page 2 of 2) (Dollars in thousands) Our Mission & Vision Fiscal Three Months Ended Fiscal Nine Months Ended July 29, July 30, July 29, July 30, 2018 2017 2018 2017 % of % of % of % of Adjusted Operating Income (1) Sales Sales Sales Sales Engineered Building Systems $ 23,832 10 $ 15,889 8 50.0% $ 42,955 8 $ 31,519 6 36.3% Metal Components 28,713 15 23,188 14 23.8% 66,601 13 55,575 12 19.8% Insulated Metal Panels 12,105 9 11,711 10 3.4% 29,135 8 24,290 8 19.9% Metal Coil Coating 9,121 8 7,107 7 28.3% 21,626 7 20,040 7 7.9% Corporate (21,821) - (21,405) - 1.9% (61,784) - (58,789) - 5.1% Total adjusted operating income $ 51,950 9 $ 36,490 8 42.4% $ 98,533 7 $ 72,635 6 35.7% % of % of % of % of Adjusted EBITDA (2) Sales Sales Sales Sales Engineered Building Systems $ 25,558 11 $ 19,435 10 31.5% $ 49,726 9 $ 39,460 8 26.0% Metal Components 30,124 16 24,509 15 22.9% 71,152 14 59,612 13 19.4% Insulated Metal Panels 16,378 12 16,016 13 2.3% 42,081 12 37,620 12 11.9% Metal Coil Coating 11,218 10 9,170 10 22.3% 27,866 9 26,249 10 6.2% Corporate (20,026) - (18,756) - 6.8% (55,028) - (49,425) - 11.3% Total adjusted EBITDA $ 63,252 12 $ 50,374 11 25.6% $ 135,797 10 $ 113,516 9 19.6% (1) The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure, because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statements of operations. (2) The Company's Term Loan Credit Agreement defines Adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments and stock compensation as well as certain special charges. As such, the historical information is presented in accordance with the definition above. The Company's Asset-Based Lending facility has substantially the same definition of Adjusted EBITDA. The Company is disclosing Adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results. 19

Consolidated – Non-GAAP Financial Measures and Reconciliations (Dollars in thousands) Fiscal Nine Trailing Our Mission & Vision Fiscal Three Months Ended Months Ended Twelve Months October 29, January 28, April 29, July 29, July 29, July 29, 2017 2018 2018 2018 2018 2018 Total Net Sales $ 488,726 $ 421,349 $ 457,069 $ 548,525 $ 1,426,943 $ 1,915,669 Operating Income, GAAP 33,325 12,898 18,956 54,501 86,355 119,680 Restructuring and impairment 1,709 1,094 488 (439) 1,143 2,852 Strategic development and acquisition related costs 193 727 1,134 3,642 5,503 5,696 Loss (gain) on disposition of business - - 6,686 (1,013) 5,673 5,673 Acceleration of CEO retirement benefits - 4,600 - - 4,600 4,600 Gain on insurance recovery - - - (4,741) (4,741) (4,741) Unreimbursed business interruption costs 28 - - - - 28 Goodwill impairment 6,000 - - - - 6,000 Adjusted Operating Income 41,255 19,319 27,264 51,950 98,533 139,788 Other income and expense (62) 928 (34) 87 981 919 Depreciation and amortization 10,664 10,358 10,442 10,174 30,974 41,638 Share-based compensation expense 2,084 2,270 1,998 1,041 5,309 7,393 Adjusted EBITDA $ 53,941 $ 32,875 $ 39,670 $ 63,252 $ 135,797 $ 189,738 Year over year growth, Total Net Sales 1.8% 7.6% 8.7% 16.9% 11.3% 8.7 % Operating Income Margin 6.8% 3.1% 4.1% 9.9% 6.1% 6.2 % Adjusted Operating Income Margin 8.4% 4.6% 6.0% 9.5% 6.9% 7.3 % Adjusted EBITDA Margin 11.0% 7.8% 8.7% 11.5% 9.5% 9.9 % Fiscal Nine Trailing Fiscal Three Months Ended Months Ended Twelve Months October 30, January 29, April 30, July 30, July 30, July 30, 2016 2017 2017 2017 2017 2017 Total Net Sales $ 480,314 $ 391,703 $ 420,464 $ 469,385 $ 1,281,552 $ 1,761,866 Operating Income, GAAP 39,391 9,886 32,472 34,097 76,455 115,846 Restructuring and impairment 815 2,264 315 1,009 3,588 4,403 Strategic development and acquisition related costs 590 357 124 1,297 1,778 2,368 Loss on sale of assets and asset recovery 62 - 137 - 137 199 Gain on insurance recovery - - (9,601) (148) (9,749) (9,749) Unreimbursed business interruption costs - - 191 235 426 426 Adjusted Operating Income 40,858 12,507 23,638 36,490 72,635 113,493 Other income and expense (192) 309 449 1,322 2,080 1,888 Depreciation and amortization 9,815 10,315 10,062 10,278 30,655 40,470 Share-based compensation expense 3,181 3,042 2,820 2,284 8,146 11,327 Adjusted EBITDA $ 53,662 $ 26,173 $ 36,969 $ 50,374 $ 113,516 $ 167,178 Operating Income Margin 8.2% 2.5% 7.7% 7.3% 6.0% 6.6 % Adjusted Operating Income Margin 8.5% 3.2% 5.6% 7.8% 5.7% 6.4 % Adjusted EBITDA Margin 11.2% 6.7% 8.8% 10.7% 8.9% 9.5% 20

Engineered Building Systems – Non-GAAP Financial Measures and Reconciliations (Dollars in thousands) Our Mission & Vision Fiscal Nine Trailing Fiscal Three Months Ended Months Ended Twelve Months October 29, January 28, April 29, July 29, July 29, July 29, 2017 2018 2018 2018 2018 2018 Total Sales $ 188,183 $ 156,964 $ 167,240 $ 230,098 $ 554,302 $ 742,485 External Sales 178,222 148,288 157,136 218,614 524,038 702,260 Operating Income, GAAP 13,043 8,263 9,271 24,296 41,830 54,873 Restructuring and impairment 695 1,136 280 (464) 952 1,647 Strategic development and acquisition related costs - 173 - - 173 173 Adjusted Operating Income 13,738 9,572 9,551 23,832 42,955 56,693 Other income and expense (694) 733 (88) (179) 466 (228) Depreciation and amortization 2,198 2,077 2,323 1,905 6,305 8,503 Adjusted EBITDA $ 15,242 $ 12,382 $ 11,786 $ 25,558 $ 49,726 $ 64,968 Year over year growth, Total sales (7.8)% 3.8% 2.8% 19.9% 9.6% 4.6 % Year over year growth, External Sales (9.3)% 2.3% 1.7% 20.0% 8.8% 3.5 % Operating Income Margin 6.9% 5.3% 5.5% 10.6% 7.5% 7.4 % Adjusted Operating Income Margin 7.3% 6.1% 5.7% 10.4% 7.7% 7.6 % Adjusted EBITDA Margin 8.1% 7.9% 7.0% 11.1% 9.0% 8.8 % Fiscal Nine Trailing Fiscal Three Months Ended Months Ended Twelve Months October 30, January 29, April 30, July 30, July 30, July 30, 2016 2017 2017 2017 2017 2017 Total Sales $ 204,208 $ 151,263 $ 162,624 $ 191,910 505,797 $ 710,005 External Sales 196,596 145,021 154,456 182,164 481,641 678,237 Operating Income, GAAP 22,830 6,503 6,894 14,948 28,345 51,175 Restructuring and impairment 211 1,910 186 941 3,037 3,248 Loss on sale of assets and asset recovery 62 - 137 - 137 199 Adjusted Operating Income 23,103 8,413 7,217 15,889 31,519 54,622 Other income and expense (362) (41) (125) 1,291 1,125 763 Depreciation and amortization 2,399 2,276 2,285 2,255 6,816 9,215 Adjusted EBITDA $ 25,140 $ 10,648 $ 9,377 $ 19,435 $ 39,460 $ 64,600 Operating Income Margin 11.2% 4.3% 4.2% 7.8% 5.6% 7.2 % Adjusted Operating Income Margin 11.3% 5.6% 4.4% 8.3% 6.2% 7.7 % Adjusted EBITDA Margin 12.3% 7.0% 5.8% 10.1% 7.8% 9.1% 21

Metal Components– Non-GAAP Financial Measures and Reconciliations (Dollars in thousands) Our Fiscal Nine Trailing Mission & VisionFiscal Three Months Ended Months Ended Twelve Months October 29, January 28, April 29, July 29, July 29, July 29, 2017 2018 2018 2018 2018 2018 Total Sales $ 181,288 $ 146,832 $ 168,456 $ 186,421 $ 501,709 $ 682,997 External Sales 155,183 127,528 147,661 165,697 440,886 596,069 Operating Income, GAAP 23,119 17,089 22,082 28,688 67,859 90,978 Restructuring and impairment 69 (1,403) 120 25 (1,258) (1,189) Adjusted Operating Income 23,188 15,686 22,202 28,713 66,601 89,789 Other income and expense 84 53 67 54 174 258 Depreciation and amortization 1,422 1,576 1,444 1,357 4,377 5,799 Adjusted EBITDA $ 24,694 $ 17,315 $ 23,713 $ 30,124 $ 71,152 $ 95,846 Year over year growth, Total sales 8.9% 9.4% 8.8% 12.1% 10.2% 9.8 % Year over year growth, External Sales 10.9% 10.4% 10.8% 17.8% 13.2% 12.6 % Operating Income Margin 12.8% 11.6% 13.1% 15.4% 13.5% 13.3 % Adjusted Operating Income Margin 12.8% 10.7% 13.2% 15.4% 13.3% 13.1 % Adjusted EBITDA Margin 13.6% 11.8% 14.1% 16.2% 14.2% 14.0 % Fiscal Nine Trailing Fiscal Three Months Ended Months Ended Twelve Months October 30, January 29, April 30, July 30, July 30, July 30, 2016 2017 2017 2017 2017 2017 Total Sales $ 166,532 $ 134,173 $ 154,895 $ 166,305 $ 455,373 $ 621,905 External Sales 139,968 115,557 133,290 140,639 389,486 529,454 Operating Income, GAAP 21,254 12,376 19,997 23,276 55,649 76,903 Restructuring and impairment 103 305 129 60 494 597 Gain on insurance recovery - - (420) (148) (568) (568) Adjusted Operating Income 21,357 12,681 19,706 23,188 55,575 76,932 Other income and expense (27) 28 52 55 135 108 Depreciation and amortization 1,406 1,334 1,302 1,266 3,902 5,308 Adjusted EBITDA $ 22,736 $ 14,043 $ 21,060 $ 24,509 $ 59,612 $ 82,348 Operating Income Margin 12.8% 9.2% 12.9% 14.0% 12.2% 12.4 % Adjusted Operating Income Margin 12.8% 9.5% 12.7% 13.9% 12.2% 12.4 % Adjusted EBITDA Margin 13.7% 10.5% 13.6% 14.7% 13.1% 13.2% 22

Insulated Metal Panels – Non-GAAP Financial Measures and Reconciliations (Dollars in thousands) Fiscal Nine Trailing Our Mission & VisionFiscal Three Months Ended Months Ended Twelve Months October 29, January 28, April 29, July 29, July 29, July 29, 2017 2018 2018 2018 2018 2018 Total Sales $ 123,542 $ 110,794 $ 113,413 $ 133,740 $ 357,947 $ 481,489 External Sales 105,064 97,513 99,792 106,605 303,910 408,974 Operating Income, GAAP 14,895 7,071 1,540 17,859 26,470 41,365 Restructuring and impairment 683 1,284 88 - 1,372 2,055 Strategic development and acquisition related costs 90 300 61 - 361 451 Loss (gain) on disposition of business - - 6,686 (1,013) 5,673 5,673 Gain on insurance recovery - - - (4,741) (4,741) (4,741) Unreimbursed business interruption costs 28 - - - - 28 Adjusted Operating Income 15,696 8,655 8,375 12,105 29,135 44,831 Other income and expense 356 (273) 223 (51) (101) 255 Depreciation and amortization 4,742 4,388 4,335 4,324 13,047 17,789 Adjusted EBITDA $ 20,794 $ 12,770 $ 12,933 $ 16,378 $ 42,081 $ 62,875 Year over year growth, Total sales 12.3% 16.4% 10.2% 11.7% 12.6% 12.5 % Year over year growth, External Sales 13.4% 18.3% 15.0% 8.8% 13.7% 13.6 % Operating Income Margin 12.1% 6.4% 1.4% 13.4% 7.4% 8.6 % Adjusted Operating Income Margin 12.7% 7.8% 7.4% 9.1% 8.1% 9.3 % Adjusted EBITDA Margin 16.8% 11.5% 11.4% 12.2% 11.8% 13.1 % Fiscal Nine Trailing Fiscal Three Months Ended Months Ended Twelve Months October 30, January 29, April 30, July 30, July 30, July 30, 2016 2017 2017 2017 2017 2017 Total Sales $ 110,001 $ 95,195 $ 102,937 $ 119,730 $ 317,862 $ 427,863 External Sales 92,648 82,441 86,773 98,026 267,240 359,888 Operating Income, GAAP 7,513 2,192 19,377 11,468 33,037 40,550 Restructuring and impairment 404 - - 8 8 412 Gain on insurance recovery - - (9,181) - (9,181) (9,181) Unreimbursed business interruption costs - - 191 235 426 426 Adjusted Operating Income 7,917 2,192 10,387 11,711 24,290 32,207 Other income and expense 270 35 340 (211) 164 434 Depreciation and amortization 3,926 4,392 4,258 4,516 13,166 17,092 Adjusted EBITDA $ 12,113 $ 6,619 $ 14,985 $ 16,016 $ 37,620 $ 49,733 Operating Income Margin 6.8% 2.3% 18.8% 9.6% 10.4% 9.5 % Adjusted Operating Income Margin 7.2% 2.3% 10.1% 9.8% 7.6% 7.5 % Adjusted EBITDA Margin 11.0% 7.0% 14.6% 13.4% 11.8% 11.6% 23

Metal Coil Coating– Non-GAAP Financial Measures and Reconciliations (Dollars in thousands) Our Mission & Vision Fiscal Nine Trailing Fiscal Three Months Ended Months Ended Twelve Months October 29, January 28, April 29, July 29, July 29, July 29, 2017 2018 2018 2018 2018 2018 Total Sales $ 98,550 $ 88,343 $ 95,190 $ 116,440 $ 299,973 $ 398,523 External Sales 50,257 48,020 52,480 57,609 158,109 208,366 Operating Income, GAAP 1,419 5,376 7,129 9,121 21,626 23,045 Goodwill impairment 6,000 - - - - 6,000 Adjusted Operating Income 7,419 5,376 7,129 9,121 21,626 29,045 Depreciation and amortization 2,065 2,058 2,085 2,097 6,240 8,305 Adjusted EBITDA $ 9,484 $ 7,434 $ 9,214 $ 11,218 $ 27,866 $ 37,350 Year over year growth, Total sales 2.7% 0.0% 9.8% 22.2% 11.0% 8.8 % Year over year growth, External Sales (1.7)% (1.4)% 14.2% 18.6% 10.4% 7.2 % Operating Income Margin 1.4% 6.1% 7.5% 7.8% 7.2% 5.8 % Adjusted Operating Income Margin 7.5% 6.1% 7.5% 7.8% 7.2% 7.3 % Adjusted EBITDA Margin 9.6% 8.4% 9.7% 9.6% 9.3% 9.4 % Fiscal Nine Trailing Fiscal Three Months Ended Months Ended Twelve Months October 30, January 29, April 30, July 30, July 30, July 30, 2016 2017 2017 2017 2017 2017 Total Sales $ 95,987 $ 88,340 $ 86,729 $ 95,261 $ 270,330 $ 366,317 External Sales 51,102 48,684 45,945 48,556 143,185 194,287 Operating Income, GAAP 9,310 6,706 6,227 7,107 20,040 29,350 Adjusted Operating Income 9,310 6,706 6,227 7,107 20,040 29,350 Other income and expense - 31 - - 31 31 Depreciation and amortization 1,849 2,106 2,009 2,063 6,178 8,027 Adjusted EBITDA $ 11,159 $ 8,843 $ 8,236 $ 9,170 $ 26,249 $ 37,408 Operating Income Margin 9.7% 7.6% 7.2% 7.5% 7.4% 8.0 % Adjusted Operating Income Margin 9.7% 7.6% 7.2% 7.5% 7.4% 8.0 % Adjusted EBITDA Margin 11.6% 10.0% 9.5% 9.6% 9.7% 10.2% 24

Our Mission & Vision K. DARCEY MATTHEWS Vice President, Investor Relations E: darcey.matthews@ncigroup.com 281.897.7785 ncibuildingsystems.com